UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

New Horizons Fund	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The best that can be said about 2008 is that it is finally over. In the past year, we experienced one of the most severe—and perhaps the scariest—modern credit crises ever; a global economic slowdown that, in the U.S., is likely to be the most severe downturn since the 1973–1974 recession; and the worst calendar year equity market performance since 1931. The S&P 500 Stock Index fell 37% and has now declined close to 50% from its peak in October 2007, in line with the worst cyclical stock market declines in history. Other than U.S. Treasury securities, there were no safe havens for investors in 2008. In equity markets, all sectors and all market capitalizations declined sharply.

Against this backdrop, the New Horizons Fund declined 38.78%, its worst calendar year performance since 1973 and the second worst in its 48-year history. For the last six months, your fund’s performance was slightly better than its primary benchmark, the Russell 2000 Growth Index, but its one-year performance was in line with its benchmark. The fund underperformed the broader small-cap market as represented by the Russell 2000 Index for the 12-month period, as small-cap value stocks held up somewhat better than small-cap growth stocks. However, as shown in the accompanying Performance Comparison table, your fund declined less than its Lipper competitive fund benchmark, the Lipper Small-Cap Growth Funds Index, for both the 6- and 12-month periods. Needless to say, satisfactory relative performance is little comfort this year to our shareholders—including your manager—who have suffered massive absolute declines from which it is likely to take years to recover.

HIGHLIGHTS

• U.S. and overseas stock markets fell sharply during 2008, but small-caps held up better than large-caps.

• The New Horizons Fund was able to outperform its Lipper peer group index, although it lagged the Russell 2000 Growth Index for the 12-month period.

• The fund benefited from its consumer staples holdings, but the rest of the portfolio struggled.

• Once the market bottoms, we expect small-cap stocks in general and small-cap growth stocks in particular to lead the market from its lows but with less momentum than in previous market recoveries.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

It is worth noting that the fund has outperformed its Lipper benchmark over not just the past one-year period (-38.78% vs. -42.62%) but also over the past three years (-11.27% vs. -11.36%, annualized), the past five years (-1.62% vs. -4.06%, annualized), and the past 10 years (2.47% vs. 0.92%, annualized).

(Annualized returns for the fund were -38.78%, -1.62%, and 2.47% for the 1-, 5-, and 10-year periods ended December 31, 2008, respectively. Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance, please call 1-800-225-5132 or go to troweprice.com. The fund’s expense ratio was 0.80% as of its fiscal year ended December 31, 2007.) Lipper ranked the New Horizons Fund 117 out of 603, 243 out of 507, 88 out of 406, and 64 out of 202 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2008, respectively. (Results will vary for other time periods.)

MARKET ENVIRONMENT

What a horrendous year for investors! The first half of 2008 focused on the fallout from the bursting of the housing bubble, which peaked in 2006 but whose collapse looks set to continue through 2009. The lax credit environment created overly inflated housing prices nationwide and led to record mortgage delinquencies and home foreclosures when housing prices started falling. Banks and other financial institutions compounded problems when they borrowed money to buy mortgages and mortgage-backed securities. As the value of these securities dropped, the balance sheets of commercial and investment banks and other financial institutions came into question. Bear Stearns nearly collapsed before a forced merger with J.P. Morgan; Fannie Mae and Freddie Mac were forced to the brink of collapse in the summer before the Treasury and the Federal Reserve stepped in to rescue them; Lehman Brothers was pushed into bankruptcy in September; and numerous other financial institutions went out of business, were forced to merge with healthier partners, or were bailed out by the government’s rescue program.

As the second half of 2008 began, falling home prices combined with gasoline prices spiking to more than $4.00 a gallon put a damper on consumer spending, which then spread to other sectors of the economy. Banks, carrying weakened capital positions from large mortgage-related write-offs, curtailed their lending and further undermined business conditions. Economic weakness spread to Europe, Asia, and most emerging markets as their credit markets tightened up and began to pay the price for the excessive liquidity and leverage that had been created in recent years. U.S. corporate profits, which—outside of the financial sector—had held up reasonably well through much of 2008, came under extreme pressure, and the economy appears to be in its worst recession since at least 1973–1974.

The federal government seemed to be late in recognizing the severity of the credit crisis and economic downturn, but Washington swung into action in an attempt to turn the economy around. Through the Troubled Asset Relief Program (TARP), the government injected much-needed fresh capital into banks and other financial institutions. The Federal Reserve cut its fed funds rate to an all-time low and set up a program to buy up to $500 billion of mortgage-related securities issued by Fannie Mae and Freddie Mac. In addition, President Barack Obama and Congress are working on a massive $850 billion stimulus spending program and tax incentives to revive the weak economy.

Equity markets around the world suffered record declines in response to the unprecedented financial and economic crisis. The S&P 500’s 37% decline in 2008, its worst annual decline since 1931, was less severe than most equity markets around the world, where developed markets fell 46% and emerging markets slumped 54%. U.S. Treasury bonds were about the only asset category to rise in value in 2008. Investment-grade corporate bonds and riskier high-yield bonds fell sharply. The U.S. dollar benefited from the “flight to quality” and strengthened against almost all currencies, with the exception of the Japanese yen.

Riskier asset categories underperformed higher-quality assets. One surprising exception was that U.S. small-cap stocks held up somewhat better than the large-cap S&P 500 Index. Even though small-caps are less liquid and more volatile than large-caps, the credit crisis weighed most heavily on large-cap financials, especially the leading commercial and investment banks, many of which lost as much as 75% of their value. Small-cap financials held up much better due to their lower leverage and less severe credit issues. Within the small-cap market, the small-cap growth sector—your fund’s focus—underperformed small-cap value.

PORTFOLIO REVIEW

For the six-month period ended December 31, 2008, consumer staples was the only sector that made positive contributions to the fund’s absolute returns. We had some solid performers in otherwise weak sectors, such as materials, financials, and consumer discretionary stocks. The fund’s two largest sector weightings—industrials and business services and information technology—generated the largest absolute losses for the period. In the information technology sector, semiconductors, software, and IT services performed poorly. Although our energy holdings did well earlier in the year, the drop in oil prices took a toll on their performance in the second half.

Companies that had recurring revenues and that were immune to the tough earnings environment were our best performers for the past six months. For-profit higher education companies Corinthian Colleges, Capella Education, and Apollo Group, which operates the University of Phoenix, benefited from workers interested in making themselves more attractive in a tough job market by upgrading their education credentials and job skills. Huron Consulting Group gained after a weak first half. Its large health care and education customer base increased its demand for service as the economy weakened. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Despite the generally challenging environment for retailers, a number of ours turned in strong results for the second half of the year. Consumers, reluctant to buy new cars, spent on repairs, boosting business for auto supply chain O’Reilly Automotive, the fund’s second-largest holding at the end of the reporting period. While most restaurants contended with dropping traffic, Panera Bread saw its same-store sales rise above the industry average.

Unfortunately, the list of companies that racked up losses is much longer than the list of strong performers. NII Holdings, which sells Nextel cell phone service in Mexico and South America, is an example of a company that we believe has a strong business, good fundamentals, and excellent prospects but could not overcome the market’s negativity. The weakened Mexican peso and the market’s perception of NII as an emerging market stock pulled the rug out from under its share price. We continue to believe in the company, and it remains a major holding. Cell tower companies SBA Communications and Crown Castle registered strong organic growth, but the market punished the companies for their high debt levels. We believe the market eventually will recognize that the companies’ strong cash flows are more than sufficient to service their debt.

Our health care stocks, as a group, weighed on the fund’s results, but many of our biotechnology holdings were able to post gains. Myriad Genetics, a developer of cancer diagnostic kits and pharmaceutical therapies, and Regeneron Pharmaceuticals, which has a strong drug development program, surged. The remainder of the sector seemed to ebb, including Henry Schein, our largest holding, and Coventry Health Care. Henry Schein suffered from a modest drop in demand for dental equipment and supplies. A combination of missed earnings and the market’s belief that Democrats don’t like managed care companies soured the market’s view of Coventry. Incyte, which has a decent discovery engine but has balance sheet issues, also detracted from the fund’s performance.

The collapse in crude oil prices took the air out of a number of our energy holdings, including former standouts FMC Technologies, which sells deep-sea drilling systems, and Encore Acquisition, a natural gas producer that acquires gas fields with proven reserves and then optimizes production. Bill Barrett, a driller that focuses on Rocky Mountain states, also struggled.

The market’s general negativity toward the semiconductor sector hurt holdings such as Integrated Device Technology and Intersil Holding but gave us the opportunity to add attractively valued chip companies such as Teradyne, Cavium Networks, and TranSwitch. We used the market’s dip to add Cadence Design Systems and Phoenix Technologies to our lineup of software companies.

OUTLOOK

Entering 2009, the U.S. economy is experiencing accelerating economic weakness. Fourth-quarter 2008 gross domestic product most likely declined at an annualized rate in excess of 5%. Last year, unemployment rose by 2.5 million—the largest job loss since 1945—and the unemployment rate rose to 7.2% in December, compared with 4.9% a year earlier. Housing prices are still falling, and consumer spending continues to constrict. Even excluding the beleaguered financials sector, overall corporate earnings are now in a year-over-year decline. The question is not whether we are in a recession, but how deep will it go and how long will it last? We believe an upturn seems unlikely until late in 2009, at the earliest.

On the plus side, the U.S. government is not sitting by idly while the economy slows. The Federal Reserve’s and Treasury Department’s extraordinary efforts to infuse credit markets with capital and lower interest rates have begun to help liquefy stressed financial markets and stabilize troubled financial institutions. The new administration has rightly made the economy its top priority. Although unprecedented monetary and fiscal stimulus programs may be planting seeds for inflationary problems several years out, inflation rates currently are near zero. Food prices have come back down, and oil prices have plummeted over 70% from their peaks, all of which is putting more money back in consumers’ wallets.

While a protracted economic downturn is likely through at least much of this year, stock prices usually anticipate economic upturns by six to 12 months. With equities’ values nearly 50% below their 2007 peaks, stock prices are already discounting a draconian decline in corporate earnings, making equity valuations on normalized earnings quite attractive. Small-cap stocks typically lead in a market recovery for at least the first six to 12 months.

Stocks are currently selling at reduced price/earnings ratios on what are likely to be trough 2009 earnings for most companies. Small-cap company earnings are currently under more pressure than overall corporate earnings, but valuations have declined sharply. The New Horizons Fund’s relative P/E compared with the S&P 500’s has declined somewhat from a peak level of 1.67X six months ago to 1.45X at the end of 2008, a more reasonable valuation but still not cheap.

Once the market bottoms, we expect small-cap stocks in general and small-cap growth stocks in particular to lead the market from its lows. However, we expect the outperformance to be more muted due to current valuations. Our large, dedicated small-cap research staff continues to find numerous attractive small-cap growth companies with compelling valuations. More than ever, given the current challenging economic environment, the ability to separate the winners from the losers coming out of the cycle will go a long way toward determining superior investment performance in the years ahead. We believe we have the resources and the experience to deliver above-average results in the years to come.

Respectfully submitted,

John H. Laporte
President of the fund and chairman of its Investment Advisory Committee

January 23, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 7% of the Russell 3000’s total market capitalization. Performance is reported on a total return basis.

Russell 2000 Value Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having lower price/book value ratios and lower forecasted growth rates.

Russell 2000 Growth Index: A market-weighted total return index that measures the performance of companies within the Russell 2000 Index having higher price/book value ratios and higher forecasted growth rates.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/08

Best Contributors		Worst Contributors	
O'Reilly Automotive	12¢	FMC Technologies	-60¢
Myriad Genetics	7	NII Holdings	-48
Amerigroup	7	Henry Schein	-24
Allegiant Travel	5	Encore Acquisition	-22
Huron Consulting Group	5	Oil States International	-20
Greenhill & Co.	5	Roper Industries	-20
Corinthian Colleges	5	AnnTaylor Stores	-19
Pantry	5	Bill Barrett	-19
Regeneron Pharmaceuticals	4	SBA Communications	-17
Toll Brothers	4	Actuant	-16
Total	59¢	Total	-265¢

12 Months Ended 12/31/08

Best Contributors		Worst Contributors	
Panera Bread	9¢	NII Holdings	-47¢
Myriad Genetics	7	Coventry Health Care	-41
Vertex Pharmaceuticals	5	Henry Schein	-39
W-H Energy**	5	FMC Technologies	-34
Cimarex Energy**	5	Oshkosh**	-26
Corinthian Colleges	5	Corporate Executive Board	-22
Synaptics***	5	Affiliated Managers Group**	-22
Ning	4	AnnTaylor Stores	-21
Capella Education*	4	Advisory Board	-20
Ariba**	4	Healthways	-20
Total	53¢	Total	-292¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 98.8%		
CONSUMER DISCRETIONARY 16.9%		
Distributors 0.5%		
LKQ Corporation (1)	1,875,000	21,863
		21,863
Diversified Consumer Services 3.2%		
American Public Education (1)	275,000	10,227
Apollo Group, Class A (1)	100,000	7,662
Capella Education (1)	800,000	47,008
Corinthian Colleges (1)	2,250,000	36,833
Grand Canyon Education (1)	380,000	7,136
K12 (1)	1,000,000	19,070
		127,936
Hotels, Restaurants & Leisure 4.6%		
BJ's Restaurants (1)	1,040,900	11,210
Chipotle Mexican Grill, Class B (1)	300,000	17,187
Orient-Express, Series A	1,875,000	14,363
Panera Bread, Class A (1)	1,113,000	58,143
PF Chang's China Bistro (1)	1,100,000	23,034
Red Robin Gourmet Burgers (1)(3)	700,000	11,781
Sonic (1)	600,000	7,302
WMS Industries (1)	1,650,000	44,385
		187,405
Household Durables 2.2%		
iRobot (1)	500,000	4,515
Ryland Group	980,000	17,317
Tempur-Pedic	1,750,000	12,407
Toll Brothers (1)	2,500,000	53,575
		87,814
Internet & Catalog Retail 0.4%		
priceline.com (1)	150,000	11,048

Shutterfly (1)	1,000,000	6,990
		18,038
Media 0.6%		
Dolan Media (1)	1,300,000	8,567
Global Traffic Network (1)(3)	1,000,000	5,840
Morningstar (1)	250,000	8,875
		23,282
Specialty Retail 4.1%		
AC Moore Arts & Crafts (1)	1,000,000	1,400
AnnTaylor Stores (1)	2,425,000	13,992
Christopher & Banks (3)	1,960,000	10,976
Hibbett Sports (1)	750,000	11,783
J. Crew (1)	596,100	7,272
Lumber Liquidators (1)	363,900	3,843
O'Reilly Automotive (1)	3,375,000	103,747
Zumiez (1)(3)	1,500,000	11,175
		164,188
Textiles, Apparel & Luxury Goods 1.3%		
FGX International Holdings (1)(3)	1,200,000	16,488
Global Brands Acquisition, Equity Units (1)	1,445,000	13,294
Iconix Brand (1)	1,100,000	10,758
Under Armour (1)	500,000	11,920
		52,460
Total Consumer Discretionary		682,986
CONSUMER STAPLES 1.0%		
Food & Staples Retailing 0.8%		
The Pantry (1)	1,000,000	21,450
Whole Foods Market	1,000,000	9,440
		30,890

Food Products 0.2%		
Smart Balance (1)	1,321,250	8,985
		8,985
Total Consumer Staples		39,875
ENERGY 5.7%		
Energy Equipment & Services 3.9%		
BJ Services	570,000	6,652
Cameron International (1)	700,000	14,350
Complete Production Services (1)	1,750,000	14,263
FMC Technologies (1)	2,750,000	65,532
Helmerich & Payne	650,000	14,787
Key Energy Services (1)	1,470,000	6,483
Oil States International (1)	1,000,000	18,690
Smith International	779,386	17,840
		158,597
Oil, Gas & Consumable Fuels 1.8%		
Bill Barrett (1)	1,150,000	24,300
Concho Resources (1)	500,000	11,410
Encore Acquisition (1)	1,000,000	25,520
Foundation Coal	400,000	5,608
Mariner Energy (1)	500,000	5,100
		71,938
Total Energy		230,535
FINANCIALS 6.3%		
Capital Markets 2.2%		
Cohen & Steers	445,700	4,898
Greenhill	450,000	31,397
Legg Mason	100,000	2,191
Penson Worldwide (1)	535,100	4,077

Riskmetrics (1)	100,000	1,489
Trian Acquisition I, Equity Units (1)	1,420,000	13,178
Victory Acquisition, Equity Units (1)(3)	1,700,000	16,507
Waddell & Reed Financial, Series A	1,000,000	15,460
		89,197
Commercial Banks 1.5%		
Pinnacle Financial Partners (1)	600,000	17,886
Signature Bank (1)	1,000,000	28,690
SVB Financial Group (1)	300,000	7,869
Texas Capital Bancshares (1)	500,000	6,680
		61,125
Diversified Financial Services 1.7%		
GHL Acquisition, Equity Units (1)	1,642,000	14,778
Highlands Acquisition, Equity Units (1)(3)	845,000	7,837
Liberty Acquisition Holdings, Equity Units (1)	1,805,000	15,072
MSCI, Series A (1)	900,000	15,984
Triplecrown Acquisition, Equity Units (1)	1,600,000	14,448
		68,119
Insurance 0.9%		
E-Health (1)	750,000	9,960
Infinity Property & Casualty (3)	350,000	16,356
Max Capital	686,238	12,146
		38,462
Total Financials		256,903
HEALTH CARE 20.9%		
Biotechnology 7.4%		
Acadia Pharmaceuticals (1)	1,500,000	1,350
Acadia Pharmaceuticals, Warrants, 4/20/10 Acquisition Date: 4/20/05, Acquisition Cost $0 (1)(2)	520,000	—
Acorda Therapeutics (1)	81,800	1,678

Alexion Pharmaceutical (1)	1,025,000	37,095
Allos Therapeutics (1)	900,000	5,508
Amylin Pharmaceuticals (1)	1,525,000	16,546
Array BioPharma (1)	1,150,000	4,658
BioMarin Pharmaceutical (1)	1,150,000	20,470
Cougar Biotechnology (1)	328,800	8,549
deCODE genetics (1)(3)	3,418,500	632
Dyadic International (1)	1,000,000	150
Dyadic International, Warrants, 5/30/10 Acquisition Date: 12/1/06, Acquisition Cost $0 (1)(2)	160,000	–
EPIX Pharmaceuticals (1)(3)	2,770,000	2,853
Idenix Pharmaceuticals (1)	650,000	3,764
Incyte (1)(3)	5,327,400	20,191
Infinity Pharmaceuticals (1)	700,000	5,593
Lexicon Pharmaceuticals (1)	2,500,000	3,500
Medarex (1)	1,350,000	7,533
Momenta Pharmaceuticals (1)	1,600,000	18,560
Myriad Genetics (1)	425,000	28,160
Pharmasset (1)(3)	1,210,300	15,867
Regeneron Pharmaceuticals (1)	1,650,000	30,294
Seattle Genetics (1)	1,275,000	11,398
Senomyx (1)(3)	1,900,000	5,301
Theravance (1)	550,000	6,814
Vertex Pharmaceuticals (1)	1,415,800	43,012
		299,476
Health Care Equipment & Supplies 2.8%		
ArthroCare (1)	483,492	2,306
Conceptus (1)(3)	1,625,000	24,733
Immucor (1)	1,150,000	30,567
Integra LifeSciences (1)	388,077	13,804
Lemaitre Vascular (1)	500,000	1,010
Masimo (1)	127,000	3,788
ResMed (1)	850,000	31,858

Waste Connections (1)	2,250,000	71,033
		160,210
Electrical Equipment 0.7%		
Acuity Brands	700,000	24,437
GT Solar International (1)	1,400,000	4,046
		28,483
Industrial Conglomerates 2.1%		
Roper Industries	2,000,000	86,820
		86,820
Machinery 2.7%		
Actuant, Class A (3)	3,000,000	57,060
Colfax (1)	1,250,000	12,988
Energy Recovery (1)	500,000	3,790
ESCO Technologies (1)	550,000	22,522
Middleby (1)	500,000	13,635
		109,995
Professional Services 5.8%		
Administaff	1,000,000	21,680
Advisory Board (1)(3)	1,112,200	24,802
Corporate Executive Board	1,500,000	33,090
CoStar Group (1)	250,000	8,235
CRA International (1)	377,513	10,166
Huron Consulting (1)(3)	1,000,000	57,270
Korn/Ferry (1)(3)	3,000,000	34,260
Resources Connection (1)	1,988,500	32,572
School Specialty (1)	720,186	13,770
		235,845
Road & Rail 0.1%		
Knight Transportation	200,000	3,224
		3,224

Trading Companies & Distributors 1.9%		
Beacon Roofing Supply (1)	400,000	5,552
H&E Equipment Services (1)	1,100,000	8,481
Interline Brands (1)(3)	1,750,000	18,603
MSC Industrial Direct	1,175,000	43,275
		75,911
Total Industrials & Business Services		854,868
INFORMATION TECHNOLOGY 20.9%		
Communications Equipment 1.2%		
Airspan Networks (1)(3)	3,000,000	273
Blue Coat (1)	1,500,000	12,600
F5 Networks (1)	650,000	14,859
Finisar (1)	12,000,000	4,560
Infinera (1)	500,000	4,480
Shoretel (1)	200,000	898
Sonus Networks (1)	3,500,000	5,530
Starent Networks (1)	400,000	4,772
		47,972
Computers & Peripherals 0.4%		
Intevac (1)(3)	1,600,000	8,112
Palm (1)	3,250,000	9,978
		18,090
Electronic Equipment, Instruments & Components 1.9%		
DTS (1)	500,000	9,175
FARO Technologies (1)(3)	1,200,000	20,232
IPG Photonics (1)	500,000	6,590
Itron (1)	23,600	1,504
Mellanox Technologies (1)	1,200,000	9,432
Molex	50,000	725
National Instruments	300,000	7,308

Orbotech (1)	1,000,000	4,020
Trimble Navigation (1)	750,000	16,207
		75,193
Internet Software & Services 2.3%		
Art Technology (1)	4,000,000	7,720
Bankrate (1)	413,300	15,705
Digital River (1)	850,000	21,080
Liquidity Services (1)	300,000	2,499
Omniture (1)	1,500,000	15,960
Rackspace Hosting (1)	500,000	2,690
SAVVIS (1)	1,700,000	11,713
SoundBite Communications (1)	500,000	645
Taleo, Class A (1)	1,000,000	7,830
The Knot (1)	800,000	6,656
WebMD Health (1)	120,000	2,831
		95,329
IT Services 4.9%		
Genpact (1)	650,000	5,343
Global Payments	2,000,000	65,580
Heartland Payment Systems (3)	2,200,600	38,511
Kratos Defense & Security Solutions (1)	5,000,000	7,000
Neustar, Class A (1)	1,375,000	26,304
Paychex	98,000	2,575
Perot Systems, Class A (1)	1,100,000	15,037
RightNow Technologies (1)	1,500,000	11,595
SkillSoft, ADR (1)	3,100,000	22,134
TNS (1)	500,000	4,695
		198,774
Semiconductor & Semiconductor Equipment 4.8%		
Advanced Analogic Technologies (1)	1,000,000	3,020
Altera	600,000	10,026
Analog Devices	750,000	14,265

Atheros Communications (1)	500,000	7,155
Cavium Networks (1)	900,000	9,459
Cymer (1)	750,000	16,432
FEI (1)(3)	1,400,000	26,404
Formfactor (1)	500,000	7,300
Integrated Device Technology (1)	1,500,000	8,415
Intersil, Class A	1,400,000	12,866
Mattson Technology (1)	1,700,000	2,397
Maxim Integrated Products	700,000	7,994
PDF Solutions (1)	1,000,000	1,440
PMC-Sierra (1)	4,000,000	19,440
Rubicon Technology (1)	700,000	2,982
Semtech (1)	1,000,000	11,270
Silicon Laboratories (1)	700,000	17,346
Teradyne (1)	2,000,000	8,440
TranSwitch (1)	1,200,000	336
Xilinx	500,000	8,910
		195,897
Software 5.4%		
Blackboard (1)	850,000	22,295
Bottomline Technologies (1)(3)	1,498,000	10,636
Cadence Design Systems (1)	5,000,000	18,300
Convera (1)	1,470,000	397
FactSet Research Systems	1,700,000	75,208
Glu Mobile (1)(3)	2,000,000	1,000
Jack Henry & Associates	1,400,000	27,174
Macrovision Solutions (1)	550,000	6,957
Phoenix Technologies (1)	1,300,000	4,550
Quest Software (1)	50,000	630
Red Hat (1)	1,750,000	23,135
Salary.com (1)(3)	1,250,000	2,712
Symyx Technologies (1)	900,000	5,346
TiVo (1)	1,000,000	7,160

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/08	Value 12/31/07
AC Moore Arts & Crafts	$ -	$ -	$ -	$ **	$ 13,750
Actuant, Class A	-	-	120	57,060	102,030
Advisory Board	-	-	-	24,802	71,392
Airspan Networks	616	-	-	273	*
Bottomline Technologies	-	-	-	10,636	20,972
Christopher & Banks	-	-	470	10,976	22,442
Clark Holdings Equity Units +	-	-	-	668	7,608
Clark Holdings Warrants, 2/15/11 +	-	-	-	6	154
Conceptus	7,097	-	-	24,733	*
deCODE genetics	440	-	-	632	12,144
EPIX Pharmaceuticals	60	-	-	2,853	10,835
FARO Technologies	22,602	-	-	20,232	*
FEI	-	10,757	-	26,404	45,936
FGX International Holdings	7,139	1,600	-	16,488	*
Global Traffic Network	8,250	-	-	5,840	-
Glu Mobile	3,907	689	-	1,000	*
HealthStream	-	-	-	5,492	8,250
Heartland Payment Systems	11,424	660	722	38,511	*
Highlands Acquisition Equity Units	-	-	-	7,837	8,197
Huron Consulting	33,447	-	-	57,270	*
Incyte	4,491	-	-	20,191	47,737
Infinity Property & Casualty	-	18,403	281	16,356	33,637

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $274,000 for the year ended December 31, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on December 31, 2008:

Following is a reconciliation of the fund’s Level 3 investments for the year ended December 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,508,595,000 and $1,857,226,000, respectively, for the year ended December 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to the current net operating loss and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended December 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended December 31, 2008 and December 31, 2007 were characterized for tax purposes as follows:

At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended December 31, 2008, the fund utilized $1,219,000 of capital loss carryforwards. As of December 31, 2008, all unused capital loss carryforwards expire in 2010. Further, $1,219,000 of the fund’s unused capital loss carryforwards that were acquired through tax-free reorganizations may be subject to certain limitations on amount and/or timing of use. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2008, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2008, expenses incurred pursuant to these service agreements were $137,000 for Price Associates, $2,091,000 for T. Rowe Price Services, Inc., and $3,983,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2008, the fund was charged $222,000 for shareholder servicing costs related to the college savings plans, of which $174,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2008, approximately 2% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2008, the fund was allocated $509,000 of Spectrum Funds’ expenses and $1,273,000 of Retirement Funds’ expenses. Of these amounts, $1,316,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2008, approximately 2% of the outstanding shares of the fund were held by the Spectrum Funds and 11% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 156,889 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price New Horizons Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $18,475,000 from short-term capital gains,

• $168,075,000 from long-term capital gains, subject to the 15% rate gains category.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (8/08 to present); Director, Vornado
2001	Real Estate Investment Trust (3/04 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche
Bank North America (2004 to present); Director, Chairman of the
Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
1994	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
1988	Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon Resources Corp. (8/07 to 3/08); Director,
Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National Mortgage
2003	Association (9/06 to present); Director, Norfolk Southern (2/08 to pres-
ent); Director, Georgia Pacific (5/04 to 12/05); Managing Director and
President, Global Private Client Services, Marsh Inc. (1999 to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios (except for Mr. Fagin, who oversees 125
T. Rowe Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[126]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of
the Board, all funds

John H. Laporte, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1945)	Inc.; Vice President, T. Rowe Price Trust Company; President, New
1988	Horizons Fund
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Horizons Fund	Group, Inc., and T. Rowe Price Trust Company

G. Mark Bussard (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.; formerly cofounder and Chief
Operating Officer, Rivanna Pharmaceuticals (to
2006); student, Darden Graduate School of
Business and University of Virginia (to 2004)

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Hugh M. Evans III, CFA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Horizons Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, New Horizons Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Trust Company

Francies W. Hawks (1944)	Assistant Vice President, T. Rowe Price
Assistant Vice President, New Horizons Fund

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, New Horizons Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, New Horizons Fund	T. Rowe Price Investment Services, Inc.

Jay S. Markowitz, M.D. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Joshua B. Nelson (1977)	Employee, T. Rowe Price; formerly Assistant
Vice President, New Horizons Fund	Vice President, Citigroup Global Markets, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.; formerly Healthcare Equity Analyst,
Putnam Investments (to 2004); student, Harvard
Business School (to 2003)

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, New Horizons Fund	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Clark R. Shields (1976)	Vice President, T. Rowe Price; formerly student,
Vice President, New Horizons Fund	Harvard Business School (to 2006); Associate,
MDT Advisers (to 2004)

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Horizons Fund	Group, Inc.; formerly intern, T. Rowe Price
(to 2004)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, New Horizons Fund

Ashley R. Woodruff, CFA (1979)	Vice President, T. Rowe Price; formerly Senior
Vice President, New Horizons Fund	Vice President and Senior Restaurants Analyst,
Friedman, Billings, Ramsey & Co. (to 2006);
Analyst, Bear Stearns & Co. (to 2003)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009